EXHIBIT 99.4
                                  ------------
                       The Certificate Swap Confirmation

                                                                   Exhibit 99.4

                     SWISS RE FINANCIAL PRODUCTS CORPORATION
                               55 East 52nd Street
                            New York, New York 10055
                    Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:          August 30, 2006

TO: DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Swap Trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR27

ATTENTION:
FAX:

FROM:          Swiss Re Financial Products Corporation
RE:            Swap Transaction

REFERENCE NO: 1023715

Dear Sir or Madam:

         The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction") between Swiss Re Financial Products Corporation ("Party A") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as Swap Trustee on behalf of the holders of the LIBOR Certificates for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR27 ("Party B") created under the Pooling and Servicing Agreement for IndyMac INDX Mortgage Loan Trust 2006-AR27 dated as of August 1, 2006 among IndyMac MBS, Inc., as depositor, IndyMac Bank, F.S.B., as Seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Pooling and Servicing Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions") as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement (as defined below).


This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of August 30, 2006 (the "Agreement"), between each of Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement.

Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

Reference: No.:  1023715

1. The terms of the particular Cap Transaction to which this Confirmation relates are as follows:

         General Terms
         -------------

         Trade Date:                              July 19, 2006

         Effective Date:                          September 25, 2006

         Termination Date:                        July 25, 2011, subject to adjustment in accordance with the
                                                  Following Business Day Convention.

         Notional Amount:                         See Amortization Schedule, Schedule A

         Scale Factor:                            250


         Fixed Amounts:
         -------------

                  Fixed Rate Payer:               Party B

                  Fixed Rate Payer Payment        The 25th day of each month of each year commencing on October 25,
                  Dates:                          2006, subject to adjustment in accordance with the Following
                                                  Business Day Convention, using No Adjustment for the Period End
                                                  Dates

                  Fixed Rate:                     5.516%

                  Fixed Rate Day                  30/360
                  Count Fraction:

                  Fixed Rate Payer Payment        Notional Amount times Scale Factor times Fixed Rate Day Count
                  Amount:                         Fraction times the Fixed Rate

         Floating Amounts:
         ----------------

                  Floating Rate Payer:            Party A

                  Floating Rate Payer Period      The 25th day of each month of each year,  subject to  adjustment in
                  End Dates:                      accordance with the Following Business Day Convention.

                  Floating Rate Payer Payment     Two  Business  Days prior to each  Period End Date,  commencing  on
                  Dates:                          October 23, 2006, to and including the Termination Date

                  Floating Rate Payer Payment     Notional Amount times Scale Factor times Floating Rate Day Count
                  Amount:                         Fraction times the Floating Rate

                  Floating Rate Option:           USD-LIBOR-BBA


Reference: No.:  1023715


                                       2

                  Designated Maturity:            One month

                  Spread:                         None

                  Floating Rate Day               Actual/360
                  Count Fraction:

                  Reset Dates:                    The first day of each Calculation Period.

                  Compounding:                    Inapplicable

         Business Days:                           New York

         Amendment to Section 2(c) of the         Notwithstanding anything to the contrary in Section 2(c) of the
         Agreement:                               Agreement, amounts that are payable with respect to Calculation
                                                  Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in
                                                  Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt, payments on
                                                  Early Termination determined pursuant to Section 6(e) shall be determined separately for each Transaction under the Agreement and the netting provisions of Section 2(c) of the Agreement shall not apply to such payments.

         Assignment:                              Swiss Re will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

2.       Procedural Terms:
         ----------------


         Calculation Agent:                       As specified in the Agreement

          Offices:                                The Office of Party A for the Swap Transaction is New York
          --------

         Account Details:
         ---------------

                  Payments to Party A:            JPMorgan Chase Bank
                                                  SWIFT: CHASUS33
                                                  For the Account of Swiss Re Financial Products Corporation
                                                  Account No.: 066-911184

                  Payments to Party B:            Deutsche Bank Trust Company - Americas
                                                  ABA # 021001033
                                                  Bene Acct. # 014-19-663
                                                  Bene Acct. Name NYLTD Funds Control - Stars West
                                                  Ref: N506821N


Reference: No.:  1023715

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                     Swiss Re Financial Products Corporation
                      Attention: Derivatives Documentation
                    Fax: (917) 322-7201 Phone: (212) 407-7322


SWISS RE FINANCIAL PRODUCTS CORPORATION



By: /s/ David Starr
    ---------------
David Starr
Vice President
Authorized Signatory



Accepted and confirmed as of the Trade Date written above:

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual or corporate capacity but solely as Swap Trustee for the Swap Trust for IndyMac INDX Mortgage Loan Trust 2006-AR27

By: /s/ Amy Stoddard
    ----------------

Name:    Amy Stoddard
Title: Authorized Signer






Reference: No.:  1023715

Schedule A to the Confirmation dated as of August 30, 2006
Re: Reference Number: 1023715

Amortization Schedule, Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention, however, Fixed Rate Payer Period End Dates will use No Adjustment.


         --------------------------- ------------------------- -----------------------
                 From and                 To but excluding          Notional Amount
                 including                                               (USD)
         --------------------------- ------------------------- -----------------------
                 September 25, 2006          October 25, 2006            3,766,031.60
         --------------------------- ------------------------- -----------------------
                   October 25, 2006         November 25, 2006            3,655,408.94
         --------------------------- ------------------------- -----------------------
                  November 25, 2006         December 25, 2006            3,548,033.83
         --------------------------- ------------------------- -----------------------
                  December 25, 2006          January 25, 2007            3,443,810.99
         --------------------------- ------------------------- -----------------------
                   January 25, 2007         February 25, 2007            3,342,647.92
         --------------------------- ------------------------- -----------------------
                  February 25, 2007            March 25, 2007            3,244,454.83
         --------------------------- ------------------------- -----------------------
                     March 25, 2007            April 25, 2007            3,149,144.56
         --------------------------- ------------------------- -----------------------
                     April 25, 2007              May 25, 2007            3,056,632.52
         --------------------------- ------------------------- -----------------------
                       May 25, 2007             June 25, 2007            2,966,836.59
         --------------------------- ------------------------- -----------------------
                      June 25, 2007             July 25, 2007            2,879,677.08
         --------------------------- ------------------------- -----------------------
                      July 25, 2007           August 25, 2007            2,795,076.61
         --------------------------- ------------------------- -----------------------
                    August 25, 2007        September 25, 2007            2,712,960.07
         --------------------------- ------------------------- -----------------------
                 September 25, 2007          October 25, 2007            2,633,254.59
         --------------------------- ------------------------- -----------------------
                   October 25, 2007         November 25, 2007            2,555,889.40
         --------------------------- ------------------------- -----------------------
                  November 25, 2007         December 25, 2007            2,480,795.81
         --------------------------- ------------------------- -----------------------
                  December 25, 2007          January 25, 2008            2,407,907.17
         --------------------------- ------------------------- -----------------------
                   January 25, 2008         February 25, 2008            2,337,158.76
         --------------------------- ------------------------- -----------------------
                  February 25, 2008            March 25, 2008            2,268,487.77
         --------------------------- ------------------------- -----------------------
                     March 25, 2008            April 25, 2008            2,201,833.23
         --------------------------- ------------------------- -----------------------
                     April 25, 2008              May 25, 2008            2,137,135.96
         --------------------------- ------------------------- -----------------------
                       May 25, 2008             June 25, 2008            2,074,338.51
         --------------------------- ------------------------- -----------------------
                      June 25, 2008             July 25, 2008            2,013,385.12
         --------------------------- ------------------------- -----------------------
                      July 25, 2008           August 25, 2008            1,954,221.68
         --------------------------- ------------------------- -----------------------
                    August 25, 2008        September 25, 2008            1,896,795.64
         --------------------------- ------------------------- -----------------------
                 September 25, 2008          October 25, 2008            1,841,056.01
         --------------------------- ------------------------- -----------------------
                   October 25, 2008         November 25, 2008            1,786,953.30
         --------------------------- ------------------------- -----------------------
                  November 25, 2008         December 25, 2008            1,734,439.45
         --------------------------- ------------------------- -----------------------
                   December 25, 2008          January 25, 2009            1,683,467.83
         --------------------------- ------------------------- -----------------------
                   January 25, 2009         February 25, 2009            1,633,993.17
         --------------------------- ------------------------- -----------------------
                  February 25, 2009            March 25, 2009            1,585,971.53
         --------------------------- ------------------------- -----------------------
                     March 25, 2009            April 25, 2009            1,539,360.26
         --------------------------- ------------------------- -----------------------
                     April 25, 2009              May 25, 2009            1,494,117.97
         --------------------------- ------------------------- -----------------------
                       May 25, 2009             June 25, 2009            1,450,204.46
         --------------------------- ------------------------- -----------------------
                      June 25, 2009             July 25, 2009            1,407,580.73
         --------------------------- ------------------------- -----------------------
                      July 25, 2009           August 25, 2009            1,275,069.37
         --------------------------- ------------------------- -----------------------
                    August 25, 2009        September 25, 2009            1,237,604.25
         --------------------------- ------------------------- -----------------------
                 September 25, 2009          October 25, 2009            1,201,239.27
         --------------------------- ------------------------- -----------------------
                   October 25, 2009         November 25, 2009            1,165,942.15
         --------------------------- ------------------------- -----------------------
                  November 25, 2009         December 25, 2009            1,131,681.54
        --------------------------- ------------------------- -----------------------

Reference Number: 1023715

                                       5

         --------------------------- ------------------------- -----------------------
                  December 25, 2008          January 25, 2009            1,683,467.83
         --------------------------- ------------------------- -----------------------
                   January 25, 2009         February 25, 2009            1,633,993.17
         --------------------------- ------------------------- -----------------------
                  February 25, 2009            March 25, 2009            1,585,971.53
         --------------------------- ------------------------- -----------------------
                     March 25, 2009            April 25, 2009            1,539,360.26
         --------------------------- ------------------------- -----------------------
                     April 25, 2009              May 25, 2009            1,494,117.97
         --------------------------- ------------------------- -----------------------
                       May 25, 2009             June 25, 2009            1,450,204.46
         --------------------------- ------------------------- -----------------------
                      June 25, 2009             July 25, 2009            1,407,580.73
         --------------------------- ------------------------- -----------------------
                      July 25, 2009           August 25, 2009            1,275,069.37
         --------------------------- ------------------------- -----------------------
                    August 25, 2009        September 25, 2009            1,237,604.25
         --------------------------- ------------------------- -----------------------
                 September 25, 2009          October 25, 2009            1,201,239.27
         --------------------------- ------------------------- -----------------------
                   October 25, 2009         November 25, 2009            1,165,942.15
         --------------------------- ------------------------- -----------------------
                  November 25, 2009         December 25, 2009            1,131,681.54
         --------------------------- ------------------------- -----------------------
                  December 25, 2009          January 25, 2010            1,098,427.02
         --------------------------- ------------------------- -----------------------
                   January 25, 2010         February 25, 2010            1,066,149.06
         --------------------------- ------------------------- -----------------------
                  February 25, 2010            March 25, 2010            1,034,819.00
         --------------------------- ------------------------- -----------------------
                     March 25, 2010            April 25, 2010            1,004,409.01
         --------------------------- ------------------------- -----------------------
                     April 25, 2010              May 25, 2010              974,892.10
         --------------------------- ------------------------- -----------------------
                       May 25, 2010             June 25, 2010              946,242.04
         --------------------------- ------------------------- -----------------------
                      June 25, 2010             July 25, 2010              918,433.40
         --------------------------- ------------------------- -----------------------
                      July 25, 2010           August 25, 2010              891,441.46
         --------------------------- ------------------------- -----------------------
                    August 25, 2010        September 25, 2010              865,242.27
         --------------------------- ------------------------- -----------------------
                 September 25, 2010          October 25, 2010              839,812.55
         --------------------------- ------------------------- -----------------------
                   October 25, 2010         November 25, 2010              815,129.72
         --------------------------- ------------------------- -----------------------
                  November 25, 2010         December 25, 2010              791,171.84
         --------------------------- ------------------------- -----------------------
                  December 25, 2010          January 25, 2011              767,917.64
         --------------------------- ------------------------- -----------------------
                   January 25, 2011         February 25, 2011              745,346.46
         --------------------------- ------------------------- -----------------------
                  February 25, 2011            March 25, 2011              723,438.25
         --------------------------- ------------------------- -----------------------
                     March 25, 2011            April 25, 2011              702,173.56
         --------------------------- ------------------------- -----------------------
                     April 25, 2011              May 25, 2011              681,533.48
         --------------------------- ------------------------- -----------------------
                       May 25, 2011             June 25, 2011              661,499.68
         --------------------------- ------------------------- -----------------------
                      June 25, 2011             July 25, 2011              642,054.36
         --------------------------- ------------------------- -----------------------



Reference Number: 1023715

                                       6